DISCOVER FINANCIAL SERVICES										Exhibit 99.2
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Sep 30, 2021 vs. Sep 30, 2020		Sep 30, 2021	Sep 30, 2020	2021 vs. 2020
EARNINGS SUMMARY
Interest Income	$2,674	$2,589	$2,646	$2,760	$2,681	($7)	—%	$7,909	$8,335	($426)	(5%)
Interest Expense	269	290	316	383	416	(147)	(35%)	875	1,482	(607)	(41%)
Net Interest Income	2,405	2,299	2,330	2,377	2,265	140	6%	7,034	6,853	181	3%
Discount/Interchange Revenue	988	937	766	811	752	236	31%	2,691	2,068	623	30%
Rewards Cost	689	598	525	569	514	175	34%	1,812	1,377	435	32%
Discount and Interchange Revenue, net	299	339	241	242	238	61	26%	879	691	188	27%
Protection Products Revenue	43	43	43	45	44	(1)	(2%)	129	135	(6)	(4%)
Loan Fee Income	121	105	107	110	100	21	21%	333	304	29	10%
Transaction Processing Revenue	58	58	51	52	50	8	16%	167	143	24	17%
Unrealized Gains/ (Losses) on Equity Investments	(167)	729	—	—	—	(167)	NM	562	—	562	NM
Realized Gains/ (Losses) on Equity Investments	—	—	—	—	—	—	NM	—	79	(79)	(100%)
Other Income	18	6	23	(2)	17	1	6%	47	59	(12)	(20%)
Total Non-Interest Income	372	1,280	465	447	449	(77)	(17%)	2,117	1,411	706	50%

Revenue Net of Interest Expense	2,777	3,579	2,795	2,824	2,714	63	2%	9,151	8,264	887	11%

Provision for Credit Losses	185	135	(365)	531	750	(565)	(75%)	(45)	4,603	(4,648)	(101%)

Employee Compensation and Benefits	483	498	506	504	471	12	3%	1,487	1,390	97	7%
Marketing and Business Development	210	175	154	159	140	70	50%	539	500	39	8%
Information Processing & Communications	121	145	109	198	111	10	9%	375	342	33	10%
Professional Fees	198	187	182	192	151	47	31%	567	525	42	8%
Premises and Equipment	23	22	24	30	26	(3)	(12%)	69	83	(14)	(17%)
Other Expense	155	195	106	195	106	49	46%	456	401	55	14%
Total Operating Expense	1,190	1,222	1,081	1,278	1,005	185	18%	3,493	3,241	252	8%

Income/ (Loss) Before Income Taxes	1,402	2,222	2,079	1,015	959	443	46%	5,703	420	5,283	NM
Tax Expense	311	524	486	216	188	123	65%	1,321	78	1,243	NM
Net Income/ (Loss)	$1,091	$1,698	$1,593	$799	$771	$320	42%	$4,382	$342	$4,040	NM
Net Income/ (Loss) Allocated to Common Stockholders	$1,055	$1,688	$1,546	$794	$751	$304	40%	$4,289	$309	$3,980	NM

Effective Tax Rate	22.2%	23.6%	23.4%	21.3%	19.6%			23.2%	18.6%

Net Interest Margin	10.80%	10.68%	10.75%	10.63%	10.19%	61	bps	10.74%	10.07%	67	bps
Operating Efficiency	42.9%	34.1%	38.7%	45.2%	37.0%	590	bps	38.2%	39.2%	(100)	bps
ROE	33%	54%	56%	30%	31%			47%	5%
ROCE	35%	59%	59%	33%	34%			50%	4%
Capital Returned to Common Stockholders	$940	$649	$232	$119	$117	$823	NM	$1,821	$721	$1,100	153%
Payout Ratio	89%	38%	15%	15%	16%			42%	234%

Ending Common Shares Outstanding	295	301	306	307	306	(11)	(4%)	295	306	(11)	(4%)
Weighted Average Common Shares Outstanding	298	304	307	307	306	(8)	(3%)	303	307	(4)	(1%)
Weighted Average Common Shares Outstanding (fully diluted)	298	304	307	307	306	(8)	(3%)	303	307	(4)	(1%)

PER SHARE STATISTICS
Basic EPS	$3.54	$5.56	$5.04	$2.59	$2.45	$1.09	44%	$14.17	$1.00	$13.17	NM
Diluted EPS	$3.54	$5.55	$5.04	$2.59	$2.45	$1.09	44%	$14.16	$1.00	$13.16	NM
Common Dividends Declared Per Share	$0.50	$0.44	$0.44	$0.44	$0.44	$0.06	14%	$1.38	$1.32	$0.06	5%
Common Stock Price (period end)	$122.85	$118.29	$94.99	$90.53	$57.78	$65.07	113%	$122.85	$57.78	$65.07	113%
Book Value per share	$45.00	$43.72	$39.72	$35.50	$33.45	$11.55	35%	$45.00	$33.45	$11.55	35%
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET SUMMARY
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Sep 30, 2021 vs. Sep 30, 2020
BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities [1]	$20,762	$25,209	$30,106	$25,703	$38,991	($18,229)	(47%)
Total Loan Receivables	89,542	87,674	86,347	90,449	88,660	882	1%
Allowance for Credit Losses	(6,861)	(7,026)	(7,347)	(8,226)	(8,226)	1,365	17%
Net Loan Receivables	82,681	80,648	79,000	82,223	80,434	2,247	3%
Premises and Equipment, net	987	986	1,021	1,027	1,121	(134)	(12%)
Goodwill and Intangible Assets, net	256	256	350	350	350	(94)	(27%)
Other Assets	3,858	3,886	3,394	3,586	3,453	405	12%
Total Assets	$108,544	$110,985	$113,871	$112,889	$124,349	($15,805)	(13%)

Liabilities & Stockholders' Equity
Certificates of Deposits [2]	$14,931	$15,732	$16,681	$18,526	$19,661	($4,730)	(24%)
Savings, Money Market, and Other Deposits [2,3]	47,035	46,823	47,420	44,971	43,282	3,753	9%
Total Direct to Consumer Deposits [2,3]	61,966	62,555	64,101	63,497	62,943	(977)	(2%)
Brokered Deposits and Other Deposits	10,596	11,921	12,644	13,407	15,072	(4,476)	(30%)
Deposits	72,562	74,476	76,745	76,904	78,015	(5,453)	(7%)
Short-term Borrowings [4]	—	—	—	—	10,700	(10,700)	(100)%
Securitized Borrowings	9,064	9,145	10,804	10,840	11,425	(2,361)	(21%)
Other Borrowings	9,452	10,205	10,207	10,401	10,416	(964)	(9%)
Borrowings	18,516	19,350	21,011	21,241	32,541	(14,025)	(43%)
Accrued Expenses and Other Liabilities	4,203	3,988	3,961	3,860	3,541	662	19%
Total Liabilities	95,281	97,814	101,717	102,005	114,097	(18,816)	(16%)
Total Equity	13,263	13,171	12,154	10,884	10,252	3,011	29%
Total Liabilities and Stockholders' Equity	$108,544	$110,985	$113,871	$112,889	$124,349	($15,805)	(13%)

LIQUIDITY
Liquidity Portfolio [5]	$19,946	$23,201	$28,196	$24,411	$25,759	($5,813)	(23%)
Private Asset-backed Securitizations	4,000	4,000	6,000	6,000	6,000	(2,000)	(33%)
Federal Home Loan Bank Borrowing Capacity	1,341	1,209	1,127	—	—	1,341	NM
Federal Reserve Discount Window [6]	32,719	32,328	32,457	32,930	32,635	84	—%
Undrawn Credit Facilities [6]	38,060	37,537	39,584	38,930	38,635	(575)	(1%)
Total Liquidity	$58,006	$60,738	$67,780	$63,341	$64,394	-$6,388	(10%)

[1] Numbers for the quarter ending September 30, 2020 includes $10.7 billion of agency pass-through residential mortgage-backed securities (RMBS) received in connection with a securities lending transaction entered into in September 2020

[2] Includes Affinity relationships

[3] Savings, Money Market, and Other Deposits includes checking and reflects both interest-bearing and non-interest bearing direct to consumer deposits

[4] Represents the obligation to return the agency pass-through RMBS received from the counterparty of the securities lending transaction. The Company returned the RMBS when the securities lending transaction expired in November 2020

[5] Excludes U.S. Treasury securities that have been pledged as collateral in the securities lending transaction

[6] Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Sep 30, 2021 vs. Sep 30, 2020
BALANCE SHEET STATISTICS
Total Common Equity	$12,207	$12,115	$11,098	$9,828	$9,196	$3,011	33%
Total Common Equity/Total Assets	11.2%	10.9%	9.7%	8.7%	7.4%
Total Common Equity/Net Loans	14.8%	15.0%	14.0%	12.0%	11.4%

Tangible Assets	$108,288	$110,729	$113,521	$112,539	$123,999	($15,711)	(13%)
Tangible Common Equity [1]	$11,951	$11,859	$10,748	$9,478	$8,846	$3,105	35%
Tangible Common Equity/Tangible Assets [1]	11.0%	10.7%	9.5%	8.4%	7.1%
Tangible Common Equity/Net Loans [1]	14.5%	14.7%	13.6%	11.5%	11.0%
Tangible Common Equity per share [1]	$40.55	$39.37	$35.12	$30.91	$28.86	$11.69	41%

	Basel III
	Quarter Ended
REGULATORY CAPITAL RATIOS [2]	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020
Total Risk Based Capital Ratio	18.5%	18.8%	18.0%	16.1%	15.2%
Tier 1 Risk Based Capital Ratio	16.7%	16.9%	16.1%	14.3%	13.3%
Tier 1 Leverage Ratio	13.8%	13.3%	12.2%	10.9%	10.6%
Common Equity Tier 1 Capital Ratio	15.5%	15.7%	14.9%	13.1%	12.2%

1 Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule

2 Based on the final rule published September 30, 2020. Capital ratios reflect delay in the recognition of the impact of CECL reserves on regulatory capital for two years in accordance with the final rule

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
AVERAGE BALANCE SHEET
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Sep 30, 2021 vs. Sep 30, 2020
AVERAGE BALANCES
Assets
Cash and Investment Securities	$20,623	$26,784	$27,927	$30,245	$27,841	($7,218)	(26%)
Restricted Cash	571	897	136	121	775	(204)	(26%)
Credit Card Loans	69,416	67,420	68,723	69,997	69,643	(227)	—%
Private Student Loans	9,932	9,993	10,211	9,952	9,790	142	1%
Personal Loans	6,900	6,884	7,075	7,197	7,255	(355)	(5%)
Other Loans	2,108	1,999	1,896	1,814	1,734	374	22%
Total Loans	88,356	86,296	87,905	88,960	88,422	(66)	—%
Total Interest Earning Assets	109,550	113,977	115,968	119,326	117,038	(7,488)	(6%)
Allowance for Credit Losses	(7,020)	(7,342)	(8,214)	(8,222)	(8,183)	1,163	(14%)
Other Assets	6,430	5,971	6,165	6,050	5,981	449	8%
Total Assets	$108,960	$112,606	$113,919	$117,154	$114,836	($5,876)	(5%)

Liabilities and Stockholders' Equity
Certificates of Deposits [1]	$15,373	$16,109	$17,682	$19,032	$20,295	($4,922)	(24%)
Savings, Money Market, and Other Deposits [1,2]	45,907	46,020	45,020	43,489	41,256	4,651	11%
Interest-bearing Direct to Consumer Deposits [1,2]	61,280	62,129	62,702	62,521	61,551	(271)	—%
Brokered Deposits and Other Deposits	10,691	11,915	12,621	13,711	15,271	(4,580)	(30%)
Total Interest-bearing Deposits	71,971	74,044	75,323	76,232	76,822	(4,851)	(6%)
Short-term Borrowings	6	—	1	3,722	350	(344)	NM
Securitized Borrowings	8,292	10,305	10,826	10,945	12,115	(3,823)	(32%)
Other Long-term Borrowings	9,550	10,211	10,360	10,409	10,426	(876)	(8%)
Total Interest-bearing Liabilities	89,819	94,560	96,510	101,308	99,713	(9,894)	(10%)
Other Liabilities & Stockholders' Equity	19,141	18,046	17,409	15,846	15,123	4,018	27%
Total Liabilities and Stockholders' Equity	$108,960	$112,606	$113,919	$117,154	$114,836	($5,876)	(5%)

AVERAGE YIELD
Assets
Cash and Investment Securities	0.95%	0.78%	0.79%	1.14%	0.90%	5	bps
Restricted Cash	0.03%	0.02%	0.03%	0.05%	0.09%	(6)	bps
Credit Card Loans	12.53%	12.52%	12.71%	12.65%	12.40%	13	bps
Private Student Loans	7.36%	7.41%	7.37%	7.40%	7.40%	(4)	bps
Personal Loans	12.61%	12.76%	12.83%	13.01%	13.03%	(42)	bps
Other Loans	5.41%	5.59%	5.94%	6.02%	6.25%	(84)	bps
Total Loans	11.79%	11.79%	11.96%	11.96%	11.78%	1	bps
Total Interest Earning Assets	9.68%	9.11%	9.25%	9.20%	9.11%	57	bps

AVERAGE RATES
Liabilities and Stockholders' Equity
Certificates of Deposits [1]	1.19%	1.32%	1.57%	1.80%	2.02%	(83)	bps
Savings, Money Market, and Other Deposits [1,2]	0.42%	0.42%	0.45%	0.57%	0.86%	(44)	bps
Interest-bearing Direct to Consumer Deposits [1,2]	0.61%	0.65%	0.77%	0.94%	1.25%	(64)	bps
Brokered Deposits and Other Deposits	2.28%	2.35%	2.37%	2.38%	2.47%	(19)	bps
Total Interest-bearing Deposits	0.86%	0.92%	1.04%	1.20%	1.49%	(63)	bps
Short-term Borrowings	0.24%	0.11%	0.15%	3.10%	3.10%	(286)	bps
Securitized Borrowings	1.10%	1.01%	1.07%	1.06%	1.04%	6	bps
Other Long-term Borrowings	3.78%	3.66%	3.72%	3.60%	3.60%	18	bps
Total Interest-bearing Liabilities	1.19%	1.23%	1.33%	1.50%	1.66%	(47)	bps
Net Interest Margin	10.80%	10.68%	10.75%	10.63%	10.19%	61	bps
Net Yield on Interest-earning Assets	8.71%	8.09%	8.15%	7.93%	7.70%	101	bps

[1] Includes Affinity relationships
[2] Excludes checking which is a non-interest bearing deposit product. All non-interest bearing deposits, including checking, are reflected in Other Liabilities & Stockholders’ Equity on the average balance sheet

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Sep 30, 2021 vs. Sep 30, 2020		Sep 30, 2021	Sep 30, 2020	2021 vs. 2020
TOTAL LOAN RECEIVABLES
Ending Loans [1]	$89,542	$87,674	$86,347	$90,449	$88,660	$882	1%	$89,542	$88,660	$882	1%
Average Loans [1]	$88,356	$86,296	$87,905	$88,960	$88,422	($66)	—%	$87,521	$90,889	($3,368)	(4%)

Interest Yield	11.79%	11.79%	11.96%	11.96%	11.78%	1	bps	11.84%	11.95%	(11)	bps
Gross Principal Charge-off Rate	2.50%	3.20%	3.45%	3.17%	3.78%	(128)	bps	3.04%	4.07%	(103)	bps
Net Principal Charge-off Rate	1.46%	2.12%	2.48%	2.38%	3.00%	(154)	bps	2.01%	3.24%	(123)	bps
Delinquency Rate (30 or more days)	1.40%	1.34%	1.67%	1.89%	1.77%	(37)	bps
Delinquency Rate (90 or more days)	0.58%	0.63%	0.85%	0.88%	0.80%	(22)	bps
Gross Principal Charge-off Dollars	$556	$688	$747	$709	$842	($286)	(34%)	$1,991	$2,767	($776)	(28%)
Net Principal Charge-off Dollars	$325	$456	$537	$531	$668	($343)	(51%)	$1,318	$2,204	($886)	(40%)
Net Interest and Fee Charge-off Dollars	$72	$101	$118	$113	$141	($69)	(49%)	$291	$488	($197)	(40%)
Loans Delinquent 30 or more days	$1,258	$1,172	$1,438	$1,705	$1,567	($309)	(20%)
Loans Delinquent 90 or more days	$522	$550	$732	$795	$708	($186)	(26%)

Allowance for Credit Losses (period end)	$6,861	$7,026	$7,347	$8,226	$8,226	($1,365)	(17%)	$6,861	$8,226	($1,365)	(17%)
Reserve Change Build/ (Release) [2,3]	($165)	($321)	($879)	$—	$42	($207)		($1,365)	$2,382	($3,747)
Reserve Rate	7.66%	8.01%	8.51%	9.09%	9.28%	(162)	bps	7.66%	9.28%	(162)	bps

CREDIT CARD LOANS
Ending Loans	$70,320	$68,886	$67,304	$71,472	$69,656	$664	1%	$70,320	$69,656	$664	1%
Average Loans	$69,416	$67,420	$68,723	$69,997	$69,643	($227)	—%	$68,522	$71,934	($3,412)	(5%)

Interest Yield	12.53%	12.52%	12.71%	12.65%	12.40%	13	bps	12.59%	12.55%	4	bps
Gross Principal Charge-off Rate	2.83%	3.69%	3.91%	3.53%	4.33%	(150)	bps	3.47%	4.60%	(113)	bps
Net Principal Charge-off Rate	1.65%	2.45%	2.80%	2.63%	3.45%	(180)	bps	2.29%	3.67%	(138)	bps
Delinquency Rate (30 or more days)	1.48%	1.43%	1.85%	2.07%	1.91%	(43)	bps	1.48%	1.91%	(43)	bps
Delinquency Rate (90 or more days)	0.66%	0.73%	1.01%	1.03%	0.93%	(27)	bps	0.66%	0.93%	(27)	bps
Gross Principal Charge-off Dollars	$495	$620	$663	$621	$759	($264)	(35%)	$1,778	$2,480	($702)	(28%)
Net Principal Charge-off Dollars	$289	$412	$474	$463	$604	($315)	(52%)	$1,175	$1,975	($800)	(41%)
Loans Delinquent 30 or more days	$1,040	$983	$1,245	$1,478	$1,328	($288)	(22%)	$1,040	$1,328	($288)	(22%)
Loans Delinquent 90 or more days	$467	$504	$680	$739	$650	($183)	(28%)	$467	$650	($183)	(28%)

Allowance for Credit Losses (period end)	$5,298	$5,409	$5,640	$6,491	$6,491	($1,193)	(18%)	$5,298	$6,491	($1,193)	(18%)
Reserve Change Build/ (Release) [2]	($111)	($231)	($851)	$—	$—	($111)		($1,193)	$1,941	($3,134)
Reserve Rate	7.54%	7.85%	8.38%	9.08%	9.32%	(178)	bps	7.54%	9.32%	(178)	bps
Total Discover Card Volume	$50,389	$48,049	$40,334	$43,581	$39,783	$10,606	27%	$138,772	$110,362	$28,410	26%
Discover Card Sales Volume	$47,613	$45,460	$37,744	$40,957	$37,134	$10,479	28%	$130,817	$101,843	$28,974	28%
Rewards Rate	1.44%	1.31%	1.38%	1.38%	1.38%	6	bps	1.38%	1.34%	4	bps

[1] Total Loans includes Home Equity and other loans
[2] Excludes January 1, 2020 CECL day one impact
[3] Excludes any build/release of the liability for expected credit losses on unfunded commitments as the offset is recorded in accrued expenses and other liabilities in the Company's condensed consolidated statements of financial condition

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Sep 30, 2021 vs. Sep 30, 2020		Sep 30, 2021	Sep 30, 2020	2021 vs. 2020
PRIVATE STUDENT LOANS
Organic Student Loans	$9,391	$9,021	$9,254	$8,989	$8,989	$402	4%	$9,391	$8,989	$402	4%
Purchased Student Loans	793	843	899	965	1,027	(234)	(23%)	793	1,027	(234)	(23%)
Total Private Student Loans	$10,184	$9,864	$10,153	$9,954	$10,016	$168	2%	$10,184	$10,016	$168	2%

Interest Yield	7.36%	7.41%	7.37%	7.40%	7.40%	(4)	bps	7.38%	7.70%	(32)	bps
Net Principal Charge-off Rate [1]	0.68%	0.53%	0.53%	0.71%	0.58%	10	bps	0.58%	0.63%	(5)	bps
Delinquency Rate (30 or more days)	1.55%	1.34%	1.20%	1.39%	1.49%	6	bps	1.55%	1.49%	6	bps

Reserve Rate	8.41%	8.39%	8.49%	8.43%	8.38%	3	bps	8.41%	8.38%	3	bps

PERSONAL LOANS
Ending Loans	$6,890	$6,865	$6,961	$7,177	$7,211	($321)	(4%)	$6,890	$7,211	($321)	(4%)

Interest Yield	12.61%	12.76%	12.83%	13.01%	13.03%	(42)	bps	12.73%	12.90%	(17)	bps
Net Principal Charge-off Rate	1.11%	1.80%	2.80%	2.79%	2.69%	(158)	bps	1.91%	3.24%	(133)	bps
Delinquency Rate (30 or more days)	0.71%	0.69%	0.84%	1.08%	1.10%	(39)	bps	0.71%	1.10%	(39)	bps

Reserve Rate	9.61%	10.85%	11.55%	11.94%	11.89%	(228)	bps	9.61%	11.89%	(228)	bps

Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS AND VOLUME STATISTICS
(unaudited, in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Sep 30, 2021 vs. Sep 30, 2020		Sep 30, 2021	Sep 30, 2020	2021 vs. 2020
DIGITAL BANKING
Interest Income	$2,674	$2,589	$2,646	$2,760	$2,681	($7)	—%	$7,909	$8,335	($426)	(5%)
Interest Expense	269	290	316	383	416	(147)	(35%)	875	1,482	(607)	(41%)
Net Interest Income	2,405	2,299	2,330	2,377	2,265	140	6%	7,034	6,853	181	3%
Non-Interest Income	447	458	379	368	371	76	20%	1,284	1,091	193	18%
Revenue Net of Interest Expense	2,852	2,757	2,709	2,745	2,636	216	8%	8,318	7,944	374	5%
Provision for Credit Losses	185	135	(365)	531	750	(565)	(75%)	(45)	4,603	(4,648)	(101%)
Total Operating Expense	1,151	1,092	1,047	1,223	969	182	19%	3,290	3,069	221	7%
Income/ (Loss) Before Income Taxes	$1,516	$1,530	$2,027	$991	$917	$599	65%	$5,073	$272	$4,801	NM

Net Interest Margin	10.80%	10.68%	10.75%	10.63%	10.19%	61	bps	10.74%	10.07%	67	bps
Pretax Return on Loan Receivables	6.81%	7.11%	9.36%	4.44%	4.13%	268	bps	7.75%	0.4%	735	bps

Allowance for Credit Losses (period end)	$6,861	$7,026	$7,347	$8,226	$8,226	($1,365)	(17%)	$6,861	$8,226	($1,365)	(17%)
Reserve Change Build/ (Release) [1]	($165)	($321)	($879)	$0	$42	($207)		($1,365)	$2,382	($3,747)

PAYMENT SERVICES
Interest Income	$—	$—	$—	$—	$—	$—	NM	$—	$—	$—	NM
Interest Expense	—	—	—	—	—	—	NM	—	—	—	NM
Net Interest Income	—	—	—	—	—	—	NM	—	—	—	NM
Non-Interest Income/ (Loss)	(75)	822	86	79	78	(153)	(196%)	833	320	513	160%
Revenue Net of Interest Expense	(75)	822	86	79	78	(153)	(196%)	833	320	513	160%
Provision for Credit Losses	—	—	—	—	—	—	NM	—	—	—	NM
Total Operating Expense	39	130	34	55	36	3	8%	203	172	31	18%
Income/ (Loss) Before Income Taxes	($114)	$692	$52	$24	$42	($156)	NM	$630	$148	$482	NM

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	868	799	678	735	679	189	28%	2,345	1,889	456	24%
PULSE Network	1,415	1,399	1,310	1,286	1,270	145	11%	4,124	3,668	456	12%
Total	2,283	2,198	1,988	2,021	1,949	334	17%	6,469	5,557	912	16%

NETWORK VOLUME
PULSE Network	$59,872	$62,855	$60,399	$55,055	$54,993	$4,879	9%	$183,126	$157,026	$26,100	17%
Network Partners	10,377	9,468	9,629	8,740	8,917	1,460	16%	29,474	23,177	6,297	27%
Diners Club International [2]	6,547	6,126	5,897	6,321	5,839	708	12%	18,570	17,915	655	4%
Total Payment Services	76,796	78,449	75,925	70,116	69,749	7,047	10%	231,170	198,118	33,052	17%
Discover Network - Proprietary	49,360	47,201	39,202	42,526	38,699	10,661	28%	135,763	106,228	29,535	28%
Total	$126,156	$125,650	$115,127	$112,642	$108,448	$17,708	16%	$366,933	$304,346	$62,587	21%

[1] Excludes January 1, 2020 CECL day one impact
[2] Volume is derived from data provided by licencees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment
Note: See Glossary of Financial Terms for definitions of financial terms

DISCOVER FINANCIAL SERVICES - GLOSSARY OF FINANCIAL TERMS

Balance Sheet & Regulatory Capital Terms
Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments

Regulatory Capital Ratios are preliminary
• Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets
• Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets
• Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets
• Common Equity Tier 1 Capital Ratio represents common equity tier 1 capital divided by risk weighted assets

Tangible Assets represents total assets less goodwill and intangibles

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data

Tangible Common Equity/Net Loans, a non-GAAP measure, represents TCE divided by total loans less the allowance for credit losses (period end)

Tangible Common Equity per Share, a non-GAAP measure, represents TCE divided by ending common shares outstanding

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents TCE divided by total assets less goodwill and intangibles

Undrawn Credit Facilities represents asset-backed conduit funding facilities and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio)

Credit Related Terms
Delinquency Rate (30 or more days) represents loans delinquent thirty days or more divided by ending loans (total or respective product loans, as appropriate)

Delinquency Rate (90 or more days) represents loans delinquent ninety days or more divided by ending loans (total or respective product loans, as appropriate)

Gross Principal Charge-off Rate represents gross principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Reserve Rate represents the allowance for credit losses divided by total loans (total or respective product loans, as appropriate)

Earnings and Shareholder Return Terms
Book Value per share represents total equity divided by ending common shares outstanding

Capital Returned to Common Stockholders represents common stock dividends declared and treasury share repurchases, excluding common stock issued under employee benefit plans and stock based compensation

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period (total or respective product loans, as appropriate)

Net Income Allocated to Common Stockholders represents net income less preferred stock dividends and income allocated to participating securities

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period

Net Yield on Interest Earning Assets represents net interest income (annualized) divided by average total interest earning assets for the period

Operating Efficiency represents total operating expense divided by revenue net of interest expense

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period

Payout Ratio represents capital returned to common stockholders divided by net income allocated to common stockholders

Return on Equity represents net income (annualized) divided by average total equity for the reporting period

Rewards Rate represents Credit Card rewards cost divided by Discover Card sales volume

Volume Terms
Discover Card Sales Volume represents Discover card activity related to sales net of returns

Discover Card Volume represents Discover card activity related to sales net of returns, balance transfers, cash advances and other activity

Discover Network Proprietary Volume represents gross Discover Card sales volume on the Discover Network

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)
	Quarter Ended
	Sep 30, 2021	Jun 30, 2021	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020
GAAP Total Common Equity	$12,207	$12,115	$11,098	$9,828	$9,196
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(1)	(1)	(95)	(95)	(95)
Tangible Common Equity [1]	$11,951	$11,859	$10,748	$9,478	$8,846

GAAP Book Value Per Share	$45.00	$43.72	$39.72	$35.50	$33.45
Less: Goodwill	(0.87)	(0.84)	(0.84)	(0.84)	(0.84)
Less: Intangibles	0.00	0.00	(0.31)	(0.31)	(0.31)
Less: Preferred Stock	(3.58)	(3.51)	(3.45)	(3.44)	(3.44)
Tangible Common Equity Per Share	$40.55	$39.37	$35.12	$30.91	$28.86

[1] Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles. A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so users of this information are advised to exercise caution in comparing TCE of different companies. TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the Company

Note: See Glossary of Financial Terms for definitions of financial terms